SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of earliest event reported)      January 18, 2000

          National Real Estate Limited Partnership Income Properties
            (Exact name of registrant as specified in its charter)


       Wisconsin           01-14453         39-1503893
    (State or other      (Commission        (IRS Employer
   Jurisdiction of        File Number)       Identification
   organization)                             number)



     1155 Quail Court, Pewaukee, Wisconsin                53072-3703
   (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code     (262)695-1400

                                Not Applicable
        (Former name or former address, if changed since last report)

ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     National Real Estate Limited Partnership Income Properties (the "Partnership") was notified on January 18, 2000, by Wolf & Company Milwaukee, S.C., its independent accountant, that it has chosen as of December 23, 1999, not to renew its engagement for the audit of the Partnership for the fiscal year ended December 31, 1999. Wolf & Company's report on the financial statements for the past year did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audit of the Partnership's financial statements for the fiscal year ended December 31, 1998 and the subsequent interim period preceding the withdrawal, there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which would have caused Wolf & Company to make reference to the matter in their report.

     On January 10, 2000, the Partnership engaged Kerber, Eck and Braeckel, LLP, effective January 18, 2000, as its independent accountant. The decision to engage Kerber, Eck and Braeckel, LLP was approved by the General Partners. The Partnership has requested Wolf & Company Milwaukee, S.C. to furnish it a letter addressed to the Commission stating whether it agrees with the above statements.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(C) Exhibits
     (1) Letter of Wolf & Company Milwaukee S.C. on changes in certifying accountant. To be supplied at a later date.



                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                       National Real Estate Limited Partnership
                                  Income Properties
                                   (Registrant)




Date        /S/January 18, 2000    /S/ John Vishnevsky
                                       John Vishnevsky
                                  President and Chief Operating and
                                  Executive Officer
                                  National Development and Investment, Inc.
                                  Corporate General Partner


Date       /S/January 18, 2000   /S/ John Vishnevsky
                                     John Vishnevsky
                              Chief Financial and Accounting Officer



Date       /S/January 18, 2000      Stephen P. Kotecki
                                    Stephen P. Kotecki
                                    President
                                    EC Corp
                                    Corporate General Partner

                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                       National Real Estate Limited Partnership
                                Income Properties
                                   (Registrant)




Date        January 18, 2000
                              John Vishnevsky
                              President and Chief Operating and
                                      Executive Officer
                             National Development and Investment, Inc.
                                      Corporate General Partner



Date        January 18, 2000
                             John Vishnevsky
                             Chief Financial and Accounting Officer



Date        January 18, 2000
                                   Stephen P. Kotecki
                                   President
                                        EC Corp
                                  Corporate General Partner











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